INVESTOR PRESENTATION z Data as of March 31, 2020 - Unless otherwise noted.

Forward-Looking Statements This presentation may contain forward-looking statements with respect to the Corporation’s financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as "may," "should," "will," "could," "estimates," "predicts," "potential," "continue," "anticipates," "believes," "plans," "expects," "future," "intends," “projects,” the negative of these terms and other comparable terminology. These forward looking statements may include projections of, or guidance on, the Corporation’s future financial performance, expected levels of future expenses, anticipated growth strategies, descriptions of new business initiatives and anticipated trends in the Corporation’s business or financial results. Management’s 2020 Outlook contained herein is comprised of forward-looking statements. Forward-looking statements are neither historical facts, nor assurance of future performance. Instead, they are based on current beliefs, expectations and assumptions regarding the future of the Corporation’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Corporation’s control, and actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not unduly rely on any of these forward-looking statements. Any forward-looking statement is based only on information currently available and speaks only as of the date when made. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation’s actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2019, Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 and other current and periodic reports, which have been or will be filed with the Securities and Exchange Commission and are or will be available in the Investor Relations section of the Corporation’s website (www.fult.com) and on the Securities and Exchange Commission’s website (www.sec.gov). The Corporation uses certain non-GAAP financial measures in this presentation. These non-GAAP financial measures are reconciled to the most comparable GAAP measures at the end of this presentation. 2

Why Fulton? ▪ Deep Executive Bench with Continuity ▪ Valuable Franchise in Attractive Markets ▪ Relationship Banking Strategy Focused on the Customer Experience ▪ Granular, Well-Diversified Loan Portfolio ▪ Attractive Core Deposit Profile ▪ Solid Asset Quality and Reserves ▪ Prudent Expense Management with Opportunities to Improve ▪ Strong Capital Position ▪ Strong and Diverse Liquidity Position 3

Deep Executive Bench With Continuity Years in Financial Prior Name Position Years at Fulton Services Experience Phil Wenger Chairman/CEO 41 41 Various roles since joining in 1979 Curt Myers President/COO 30 30 Various roles since joining in 1990 PwC, Banking and Investment Banking; Joined Mark McCollom (1) Chief Financial Officer 2 32 Fulton in November 2017 Meg Mueller Head of Commercial Banking 24 34 Various roles since joining in 1996 Angela Snyder Head of Consumer Banking 18 35 Various roles since joining in 2002 Angie Sargent Chief Information Officer 28 28 Various roles since joining in 1992 Betsy Chivinski (2) Chief Risk Officer 26 38 Various roles since joining in 1994 (1) Includes years of service in public accounting and investment banking as a financial services industry specialist. 4 (2) Includes years of service in public accounting as a financial services industry specialist.

A Valuable Franchise

- ~230 financial centers throughout the Mid-Atlantic
- Asset size of $22.9 billion
- 3,600+ team members (3,480 FTEs [1])
- Market capitalization of ~ $1.9 billion [2]
- Opportunity to meaningfully grow our market share[3]
  - *~16.5% deposit market share across the 15 counties where we have a Top 5 deposit market share; Represents 57% of our total deposits*
  - *~1.0% deposit market share across the 38 counties where we do not have a Top 5 deposit market share; Represents 43% of our total deposits*



Lycoming
Columbia
Montour
Centre
Union
Snyder
Northumberland
Schuylkill
Northampton
Lehigh
Warren
Morris
Hunterdon
Somerset
Middlesex
Mercer
Monmouth
Dauphin
Lebanon
Berks
Bucks
Montgomery
Cumberland
Lancaster
Chester
Philadelphia
York
Burlington
Ocean
Camden
Gloucester
Salem
Atlantic
Cumberland
Washington
Cecil
New Castle
Baltimore
Frederick
Baltimore City
Howard
Montgomery
Anne Arundel
Prince Georges
Fairfax
Sussex
Albemarle
Henrico

(1) Average full-time equivalent employees. (2) Shares outstanding and closing price as of March 31, 2020 (3) Data as of June 30, 2019 per S&P Global Market Intelligence; Map includes Fulton Financial counties with a financial center and/or a loan production office ("LPO"), and incorporated cities in MD and VA with a financial center and/or LPO and removes online only bank deposits.

FULTON FINANCIAL CORPORATION

5

Strong Position In Attractive & Stable Markets

Metropolitan Statistical Area (MSA)	Fulton Financial Corporation Market Rank	Fulton Financial Corporation Total Active Branches 2019	Fulton Financial Corporation Total Deposits 2019 ($000)	Fulton Financial Corporation Total Deposit Market Share 2019	Market Total Active Branches 2019	Market Total Deposits 2019 ($000)	Market Median Household Income Current ($)	Projected Household Income Growth	Projected Market Population Growth
Lancaster, PA	1	24	3,228,191	27.66%	181	11,671,747	69,608	11.38%	2.04%
Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	14	56	3,299,399	0.79%	1,601	418,987,025	74,223	11.20%	1.26%
Allentown-Bethlehem-Easton, PA-NJ	4	21	1,499,163	8.61%	240	17,410,952	69,431	9.00%	1.58%
New York-Newark-Jersey City, NY-NJ-PA	62	24	1,358,751	0.08%	5,070	1,645,630,716	82,805	12.53%	0.77%
Baltimore-Columbia-Towson, MD	11	17	1,049,259	1.41%	658	74,304,274	84,221	9.33%	1.94%
York-Hanover, PA	3	12	1,010,021	13.19%	126	7,658,433	69,716	9.62%	1.69%
Harrisburg-Carlisle, PA	7	10	842,850	5.29%	182	15,922,557	69,485	7.97	2.17%
Lebanon, PA	1	8	782,242	33.99%	40	2,301,438	63,465	8.45%	2.89%
Reading, PA	6	9	682,100	4.11%	112	16,604,892	66,616	9.71%	1.38%
Hagerstown-Martinsburg, MD-WV	2	9	506,424	12.73%	80	3,979,699	62,916	7.12%	3.11%
Top 10 Fulton Financial Corporation MSAs (1)		***190***	***14,258,400***	***0.64%***	***8,290***	***2,214,471,733***	***71,249***	***9.63%***	***1.88%***
Total Franchise		***230***	***16,493,305***	***0.65%***	***11,070***	***2,550,346,666***	***71,983***	***10.19%***	***1.73%***
Nationwide							***66,010***	***9.87%***	***3.27%***

__Note:__ Data as of June 30, 2019 per S&P Global Market Intelligence.

(1) Median HH Income, 2020 – 2025 Projected Population Change and Projected HH Income Change are weighted by deposits in each MSA.

6

FULTON FINANCIAL CORPORATION

Extending Footprint Into Fast Growing Urban Markets

Philadelphia, PA County Deposit Market Share – Top 20

Total Deposit Rank 2019	Regulatory Industry	Parent Company Name	Total Active Branches 2019	Total Deposits 2019 ($000)	Total Deposit Market Share 2019 (%)
1	Bank	Wells Fargo & Co.	39	11,615,910	23.35
2	Bank	PNC Financial Services Group Inc.	38	9,302,303	18.70
3	Bank	Bank of America Corp.	18	8,686,901	17.46
4	Bank	Citizens Financial Group Inc.	46	7,237,769	14.55
5	Bank	Toronto-Dominion Bank	21	3,480,879	7.00
6	Bank	Banco Santander SA	20	2,232,221	4.49
7	Thrift	WSFS Financial Corp.	13	1,362,418	2.74
8	Savings Bank	Firstrust Savings Bank	5	875,291	1.76
9	Bank	M&T Bank Corp.	6	819,766	1.65
10	Bank	Republic First Bancorp Inc.	7	679,981	1.37
11	Thrift	Prudential Bancorp Inc.	8	669,678	1.35
12	Bank	Univest Financial Corp.	7	472,309	0.95
13	Bank	Truist Financial Corp.	11	457,406	0.92
14	Bank	HSBC Holdings PLC	2	305,731	0.61
15	Bank	Bryn Mawr Bank Corp.	5	198,793	0.40
16	Bank	S&T Bancorp Inc.	2	173,029	0.35
17	Bank	Asian Financial Corp.	2	167,100	0.34
18	Savings Bank	United Savings Bank	3	161,887	0.33
19	Bank	Hyperion Bank	1	133,407	0.27
20	Thrift	William Penn	4	128,762	0.26
		All Others	31	589,680	1.19
		Total	289	49,751,221	100.00

Commentary

- Philadelphia is a natural extension of our current footprint
  - Opened 3 financial centers in 2019
  - 1 financial center targeted to open in 2021
- No bank of Fulton's size in Philadelphia
  - The top 5 banks have ~80% of the deposit market share
  - Presents a tremendous growth opportunity for Fulton
- Health Care, Technology and Professional Services are major economic forces, which are target business segments for Fulton
- The Philadelphia-Camden-Wilmington MSA is a large economic region with GDP of over $440bn, and is the 9th largest metropolitan area in the U.S(1)
- Baltimore is another targeted area for growth
  - Opened 1 financial center and 1 loan production office in 2019
  - 1 financial center opening in June 2020 and 1 in 2021

Note: Deposit data as of June 30, 2019 per S&P Global Market Intelligence (excludes non-retail deposits and closed/proposed branches).

(1) 2018 advance statistics; source: U.S. Bureau of Economic Analysis.

7

FULTON FINANCIAL CORPORATION

Strategic Initiatives Support Our Relationship Banking Strategy

Purpose: We Change Lives for the Better

Strategic Filter

- Simplify on the Inside
- Differentiate on the Outside
- Execute with Excellence

GROWTH STRATEGIES

- Investing in talent for growth in targeted markets and businesses.
- Investing in digital capabilities to enable Fulton to incrementally acquire new relationships and cross-sell existing clients and leverage customer intelligence capabilities.
- Differentiating Fulton in serving all segments of communities through execution and expansion of Fulton Forward®.
- Implementing new branch formats/designs.



Our Culture - Fulton Experience
Consumer
Commercial
Customer & Community
Fulton Forward®

OPERATIONAL EXCELLENCE

- Advancing business line structure and charter consolidation.
- Focus on consistency and effectiveness across all operations areas through enterprise process design, improvement and automation (workflow, RPA, AI).
- Developing an enterprise technology strategy including defining the future state platform and execution roadmap.

EFFECTIVE RISK MANAGEMENT AND COMPLIANCE

- Sustaining risk management, compliance and systems to ensure stakeholder expectations are met.
- Implementing technology enhancements to limit manual controls and enable on-going monitoring.

Outcomes

- Growth
- Operational Excellence
- Risk & Compliance

TALENT STRATEGY & TECHNOLOGY STRATEGY

8
FULTON FINANCIAL CORPORATION

Fulton Has Made Significant Investments To Enhance Its Digital Capabilities Commercial Online Commercial Loan Mortgage Loan NewPurchaseBanking Website Platform Origination System Origination System 2017 2019 2020 ▪ Best-in-class online platform for ▪ Streamlines commercial ▪ Cloud-based loan origination customers to track, manage, and underwriting process to condense system with a network of grow their business timeline from application to close integrated partners ▪ Integrates easily with other ▪ Integrates with CRM platform to ▪ Provides an enhanced customer platforms such as QuickBooks® streamline processes and keep experience with the right blend of customers more informed human interaction and mobile technology 9

Website Recently Recognized As An Innovation Leader Our redesigned customer website allows users to have a cohesive and personalized experience as they explore all of our products, services and capabilities in one place ▪ Leverages data and customer insights to deliver personalized content to customers and prospects while capturing valuable information that can be translated into sales and marketing opportunities Fulton Bank won Sitecore’s 2018 annual award for Best Use of Personalization in North America. 10

Optimizing Our Branch Network Optimizing our financial center network has: ▪ Moved us towards multiple financial center types vs. a one-size-fits-all model ▪ Given us greater ability to re-invest in people & digital transactions ▪ Oriented the financial center as a primary touchpoint enabling higher- value activities geared towards advice and sales ▪ Created greater focus on customer experience in the financial centers ▪ Closed 37 financial centers and upgraded 56 financial centers to the new format since 2014 11 Note: Closed financial center information is net of new openings as of March 31, 2020.

Granular, Well-Diversified Loan Portfolio ▪ Average Loans YTD 3/2020 are up 4.1% compared to YTD 3/2019 ▪ Yields had risen for several years, but declined in Q1 2020. $18.0 4.70% $16.9 $16.4 $15.8 $0.8 $16.0 $0.7 $15.2 4.50% $0.6 4.55% $0.9 $0.5 $0.9 $14.1 $1.0 $0.9 $14.0 $0.4 4.38% $2.4 $2.7 Total Loan Portfolio Yield (1) $0.8 4.30% $1.8 $2.0 4.23% $12.0 $1.5 $1.4 $1.3 $1.5 4.10% $1.7 $1.6 $10.0 4.07% 3.95% $4.2 $4.3 $4.5 $4.5 3.90% $8.0 $4.2 Average Loan Portfolio Balances Portfolio Loan Average 3.70% $6.0 $6.3 $6.5 $6.7 $5.6 $6.2 $4.0 3.50% 2016 2017 2018 2019 YTD 3/2020 ($ IN BILLIONS) Comm'l Mtg Comm'l Home Equity Res Mtg Construction Consumer/Other FTE loan yield (1) Note: Loan portfolio composition is based on average balances for the years ended December 31, 2016 to 2019 and the three months ended March 31, 2020. 12 (1) Presented on a fully-taxable equivalent (“FTE”) basis using a 21% and 35% federal tax rate and statutory interest expense disallowances in the 2018 through 2020 periods and the 2016 through 2017 periods, respectively .

Attractive Core Deposit Profile ▪ Steady growth in core deposits ▪ Average Deposits for YTD 3/2020 are up 5.2% compared to YTD 3/2019 0.79% $18.0 0.80% $17.1 $16.8 $15.8 $ $1.5 $16.0 $15.5 $1.5 0.70% $14.6 $0.1 $- $1.4 $- $1.5 $14.0 $1.4 0.62% 0.60% $3.0 $3.5 $3.6 $3.0 $12.0 $2.7 0.55% 0.50% Deposit Costs(1) $10.0 $4.0 $3.8 $4.4 $4.6 $3.6 0.40% $8.0 0.37% 0.31% 0.30% Average Deposit Balances Deposit Average $6.0 $4.2 $4.4 $4.3 $4.2 $4.3 0.20% $4.0 $2.0 0.10% $2.8 $2.7 $2.7 $2.9 $2.8 $- 0.00% 2016 2017 2018 2019 YTD 3/2020 ($ IN BILLIONS) Time Non-Int DDA Int DDA Money Mkt Savings Brokered Deposits Costs (1) Note: Deposit composition is based on average balances for the years ended December 31, 2016 to 2019 and three months ended March 31, 2020. Average brokered deposits were $49 million for 13 2017, $122 million for 2018, $245 million for 2019 and $275 million for YTD 3/2020. Core Deposits equal total deposits less brokered and time deposits. (1) Deposit costs calculated by dividing interest expense on interest-bearing deposits by total average deposits.

Adoption of CECL1) Three Months Ended March 31, 2020 (in thousands) Allowance for Credit Losses Rollforward (1) Balance at beginning of period, December 31, 2019 $ 166,209 Impact of adopting ASU 2016-13 58,349 Loans charged-off (14,003) Recoveries of loans previously charged off 2,887 Net loans charged off (11,116) Provision for credit losses 44,029 Balance at end of period, March 31, 2020 $ 257,471 ▪ CECL approach based on segment-level models developed in coordination with Big 4 accounting firm and supplemented with overlays and general qualitative additions. ▪ Base models leverage Moody’s baseline economic forecast which incorporates their most probable economic scenario associated with the COVID-19 pandemic. ▪ Additional model overlays and qualitative adjustments were added to account for potential forecast imprecision and additional risk not accounted for in modeled results. (1) Effective January 1, 2020, Fulton adopted Accounting Standards Update 2016-13, “Financial Instruments—Credit Losses (Topic 326): Measurement of Credit Losses on 14 Financial Instruments,” referred to as the current expected credit loss model (“CECL”). This accounting standard requires that credit losses for financial assets and off- balance-sheet ("OBS") credit exposures be measured based on expected credit losses, rather than on incurred credit losses as in prior periods.

Solid Asset Quality And Reserves Commentary Non-Performing Loans (NPLs) & Allowance/Loans ▪ Overall asset quality continued to be relatively 1.75% stable through Q1 2020 $139.7 $141.2 $139.9 $150.0 $131.6 $134.8 ▪ 1.50% We are mindful of where we are in the $125.0 economic cycle, including considerations for COVID-19 and are continuing to assess and $100.0 1.40% 1.25% analyze the loan portfolio for signs of weakness $75.0 1.24% or stress 1.17% 1.00% $50.0 1.12% Performing Loans Performing 0.97% ▪ Agriculture portfolio is an area we have been - 0.75% Non $25.0 monitoring carefully over the last couple of years due to compressed commodity prices $0.0 0.50% 2016 2017 2018 2019 YTD o ~$1bn in balances, with dairy having the 3/2020(1) largest concentration (~28%) NPL Allowan ce /Loans ($ IN MILLIONS) o ~70% family farms/~30% Agribusiness 15 (1) Refer to the previous “Adoption of CECL” slide for information on the impact to the allowance in 2020.

COVID-19 Impact on Business Sectors Limited exposure to some of the asset classes that were hit hardest initially from COVID-19, such as hotels, restaurants, energy and entertainment. Most of the loans are secured by real estate or other forms of collateral, which should help mitigate losses in the event of default. Loan Portfolio P&I Deferrals/ Commitments Balances Forbearances (1) ($s in M M s) ($s in M M s) Hotels & Restaurants (2) $ 495 $ 473 57.9% Energy (2) 179 93 10.1% Entertainment (2) 305 247 16.1% Other Loan Portfolios 22,203 16,264 8.5% $ 23,182 $ 17,077 10.9% (1) Percentages of total ending loan balances by each category as of April 17, 2020. 16 (2) Fulton internal classifications.

Prudent Expense Management With Opportunities To Improve Commentary Efficiency Ratio (FTE) 71.00% ▪ Low rate environment and continued buildout of our 69.00% compliance, risk and technology infrastructures were the 67.00% 65.00% primary drivers of the increase in the efficiency ratio in 63.00% 2015 61.00% ~ $730 59.00% million ▪ Positive operating leverage from 2016 through 2019 57.00% ~ $610 reduced the efficiency ratio 2014Y 2015Y 2016Y 2017Y million2018Y 2019Y o Closed 37 financial centers, net of new openings, since 2014 Non-Interest Expenses / Average Assets ▪ Our efficiency ratio (FTE) was 64.5%(1) for 1Q20 within our 3.00% goal of 60.0% - 65.0% 2.90% ▪ Opportunities exist to gain efficiencies as we continue to: 2.80% o Optimize our delivery channels 2.70% o Upgrade our origination and servicing platforms 2.60% 2.50% 2.40% 2014Y 2015Y 2016Y 2017Y 2018Y 2019Y Note: Chart Data from S&P Global Market Intelligence regulatory data; YTD data as of the most recent reporting date 17 See “Appendix” for listing of Peer Group banks. (1) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation.

Strong Capital Position COMMENTARY CAPITAL RATIOS(1) ▪ Capital remains strong 13.8% 14.00% ▪ Suspended share repurchases in Mid- 12.00% $630 March 10.00% 9.4% 9.4% $170 7.9% ▪ Dividend elected to remain at $0.13 8.00% $450 quarterly $650 6.00% 4.00% ▪ Raised $375 million of subordinated debt in Q1 2020 2.00% Tier 1 Leverage Tier 1 Risk Based CE Tier 1 Total Risk-Based Regulatory Limits Excess(2) ▪ Internal stress analyses indicate sufficient capital currently 1) Regulatory capital ratios as of March 31, 2020 are preliminary. 18 2) Excesses shown are to regulatory minimums, including the 250 basis point capital conservation buffer, except for Tier 1 Leveragewhich is the well-capitalized minimum. Dollars are in millions.

Strong and Diverse Liquidity Position COMMENTARY AVAILABLE LIQUIDITY ▪ Liquidity remains strong and diverse As of March 31, 2020 (in thousands) Cash On-Hand $272,501 ▪ Continue efforts to increase capacity with the FHLB and Federal Reserve Federal Reserve Capacity 465,000 ▪ Sitting on excess cash reserves since mid- Outstanding Loans - March Total Available @ Federal Reserve 465,000 ▪ Evaluated Federal Reserve facility for funding FHLB Capacity 6,450,000 of PPP loans Advances (1,344,000) Letters of Credit (1,762,000) o Have applied and received approval Total Available @ FHLB 3,344,000 ▪ Additional liquidity is available through (1) Unencumbered Securities 2,511,000 Federal funds lines and brokered deposits Total Committed Liquidity 6,320,000 19 (1) 5% haircut applied to market value of unencumbered securities.

RECENT FINANCIAL PERFORMANCE & HIGHLIGHTS

It’s Personal Some of the COVID-19 assistance programs offered to our customers: CONSUMER COMMERCIAL • Temporary forbearance up to six months on • SBA Paycheck Protection Program (PPP) residential mortgage loans and closed-end consumer loans secured by real estate • Small Business Unsecured Line of Credit with introductory rate offer • Consumer loan payments deferral up to three • For commercial online banking users, we months are offering mobile remote deposit capture • Overdraft/NSF fee waivers, and monthly and ACH payment options maintenance service fee waivers • Commercial loan payment deferral program • Temporary suspension of late fees and adverse credit reporting • An early withdrawal penalty waiver for one Certificate of Deposit 21

Paycheck Protection Program (PPP)

PPP RESULTS AS OF May 21, 2020

- Over 500 Fulton team members re-deployed to help support this effort
- Focus has been initially on existing Fulton customers
- Results to date (through May 21, 2020):
  - Applications confirmed: ~ 10,000
  - Dollars confirmed: ~$2.0 billion
  - Average Fee: ~3.00%
  - Estimated job retention: ~100,000
- Fulton has considered various funding sources for PPP – has been approved to participate in PPP Loan Facility

22

FULTON FINANCIAL CORPORATION

Income Statement Summary Change from 1Q20 4Q19 1Q19 (dollars in thousands, except per-share data) Net Interest Income $ 160,746 $ 1,476 $ (2,569) Provision for Credit Losses 44,030 23,500 38,930 Non-Interest Income 54,598 (683) 7,912 Securities Gains 46 46 (19) Non-Interest Expense 142,552 3,578 4,728 Income before Income Taxes 28,808 (26,239) (38,334) Income Taxes 2,761 (4,497) (7,718) Net Income $ 26,047 $ (21,742) $ (30,616) Net income per share (diluted) $ 0.16 $ (0.13) $ (0.17) ROA (1) 0.47% (0.40%) (0.64%) ROE (2) 4.48% (3.62%) (5.67%) ROE (tangible) (3) 5.84% (4.68%) (7.44%) Efficiency ratio (3) 64.5% 1.4% 0.6% (1) ROA is return an average assets determined by dividing net income for the period indicated by average assets, annualized. 23 (2) ROE is return on average shareholders’ equity determined by dividing net income for the period indicated by average shareholders’ equity, annualized. (3) Non-GAAP financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation.

Net Interest Income And Margin AVERAGE INTEREST-EARNING ASSETS & YIELDS NET INTEREST INCOME & NET INTEREST MARGIN(1) ($ IN BILLIONS) ($ IN MILLIONS) $20 5.00% 4.00% $15 4.35% 4.37% $180.0 4.00% 4.25% 4.07% 3.97% 3.00% $10 $16 $16 $16 $17 $17 3.75% 2.00% $163 $165 $5 ~ $730 1.00% $161 $161 $159 $3 million$3 $3 $3 $3 $160.0 3.50% $0 0.00% 1Q19 2Q19 3Q19 4Q19 1Q20 3.49% 3.44% ~ $610 3.25% Securities & Other Loans millionEarning Asset Yield (FTE) 3.31% 3.22% 3.21% $140.0 3.00% AVERAGE LIABILITIES & RATES ($ IN BILLIONS) 2.75% $20 5.00% $2 $2 $2 $2 $2 $120.0 2.50% 4.00% $15 $17 $17 $16 $17 $16 3.00% 2.25% $10 2.00% 1.29% 1.29% 1.21% 1.16% 1.02% $5 $100.0 2.00% 1.00% 1Q19 2Q19 3Q19 4Q19 1Q20 $0 0.00% Net Interest Income 1Q19 2Q19 3Q19 4Q19 1Q20 Net Interest Margin (Fully-taxable equivalent basis, or FTE) Deposits Borrowings Cost of Interest-bearing Liabilities 24 (1) Using a 21% federal tax rate and statutory interest expense disallowances.

Asset Quality ($ IN MILLIONS) PROVISION FOR CREDIT LOSSES NON-PERFORMING LOANS (NPLS) & NPLS TO LOANS $160.0 $147.7 2.00% $50.0 $141.2 $44.0 $138.7 $136.0 $139.9 $40.0 $120.0 1.50% $30.0 $80.0 1.00% $20.5 $20.0 0.90% 0.85% 0.81% 0.84% 0.82% $40.0 0.50% $10.0 $5.1 $5.0 $2.2 $- $0.0 0.00% 1Q19 2Q19 3Q19 4Q19 1Q20 1Q19 2Q19 3Q19 4Q19 1Q20 NPL NPLs/Loans NET CHARGE-OFFS (NCOS) AND NCOS TO AVERAGE LOANS ALLOWANCE FOR CREDIT LOSSES (ALLOWANCE) TO NPLS & LOANS 180.0% $40.0 170% 1.00% 170.0% 0.65% 1.75% $30.0 160.0% 0.26% 0.50% 150.0% 0.15% $27.1 $20.0 -0.04% 140.0% 0.00% $11.1 130.0% 1.40% 1.25% 0.10% 115% 122% $10.0 $6.3 $4.1 117% 116% $(1.5) 120.0% -0.50% $- 110.0% 1.00% 1.04% 1.00% 1Q19 2Q19 3Q19 4Q19 1Q20 0.97% 100.0% 0.75% $(10.0) -1.00% 1Q19 2Q19 3Q19 4Q19 1Q20(1) NCOs/(recoveries) NCOs/Average Loans (annualized) Allowance/NPLs Allowance/Loans (1) The allowance for credit losses (“ACL”) relates specifically to "Loans, net of unearned income" and does not include the ACL 25 related to off-balance-sheet credit exposures. See slide 14 for note around CECL adoption.

Non-Interest Income(1) 1Q20 4Q19 Change (in thousands) n Wealth management $ 15,055 $ 14,419 $ 636 n Mortgage banking 6,234 5,076 1,158 n Consumer banking 11,239 12,429 (1,190) n Commercial banking 18,419 20,140 (1,721) n Other 3,651 3,217 434 $ 54,598 $ 55,281 (683) Non-interest income(1) decreased 1% from 4Q19 Increases in: n Brokerage and trust income n Higher mortgage loan volumes, partial offset by $1.1 million in valuation allowance on MSRs. Decreases in: n Consumer card income n Capital markets, merchant income and commercial card income 26 (1) Excludes investment securities gains.

Non-Interest Expense 27

Profitability & Capital ROA(1) ROE AND ROE (TANGIBLE)(2) 1.40% 16.00% 1.15% 14.03% 1.20% 1.11% 1.14% 13.28% 13.60% 1.00% 12.00% 10.42% 10.64% 10.52% 0.87% 10.15% 0.80% 8.10% 8.00% 5.84% 0.60% 0.47% 4.48% 0.40% 4.00% 0.20% 0.00% 0.00% 1Q19 2Q19 3Q19 4Q19 1Q20 1Q19 2Q19 3Q19 4Q19 1Q20 ROE ROE (tangible) TANGIBLE COMMON EQUITY RATIO(2) NET INCOME PER DILUTED SHARE 12.0% $0.40 $0.37 $0.35 $0.35 $0.33 8.5% 8.6% 8.5% 8.5% $0.29 7.8% $0.30 8.0% $0.25 $0.20 $0.16 4.0% $0.15 $0.10 $0.05 0.0% $- 1Q19 2Q19 3Q19 4Q19 1Q20 1Q19 2Q19 3Q19 4Q19 1Q20 (1) ROA is return an average assets determined by dividing net income for the period indicated by average assets, annualized. 28 (2) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation.

Q2 2020 Outlook All previous guidance for 2020 has been withdrawn due to the impact from COVID-19. At this time, select guidance will be provided on the following areas as it relates to the second quarter of 2020: • Loans: Current approved PPP applications ~ $1.7 billion. For other loan categories, expect growth on an annualized basis to be in the low single digits overall. • Deposits: Excluding the impact of PPP, modest run-off to slight growth • Net Interest Income: In the range of $150 - $160 million • Non-Interest Income: Decline 5% -15% from first quarter 2020 levels • Non-Interest Expense: In the range of $140 - $144 million • Effective Tax Rate: Between 11.5% - 12.5% 29

APPENDIX

Average Loan Portfolio And Yields Change in 1Q 2020 Balance From Yield From Balance Yield 4Q 2019 1Q 2019 4Q 2019 1Q 2019 (dollars in millions) Real estate - commercial mortgage $ 6,747 4.20% $ 186 $ 369 (0.14%) (0.49%) Commercial & industrial 4,447 4.21% (128) (16) (0.03%) (0.45%) Real estate - residential mortgage 2,670 3.97% 64 393 (0.03%) (0.09%) Real estate - home equity 1,300 4.73% (31) (134) (0.24%) (0.60%) Real estate - construction 930 4.13% (5) - (0.24%) (0.70%) Consumer 466 4.34% 1 42 (0.10%) (0.15%) Equipment lease financing 285 4.32% 4 8 (0.03%) (0.08%) Other 16 - 2 4 - % - % - Total Loans $ 16,861 4.23% $ 93 $ 666 (0.08%) (0.42%) 31 Note: Presented on an FTE basis, using a 21% federal tax rate and statutory interest expense disallowances. Average loan portfolio and yield are for the three months ended March 31, 2020, December 31, 2019 and March 31, 2019.

Average Customer Funding And Rates Change In 1Q 2020 Balance From Rate From Balance Rate 4Q 2019 1Q 2019 4Q 2019 1Q 2019 (dollars in millions) Non-interest bearing demand $ 4,307 - % $ (18) $ 84 - % - % Interest-bearing demand 4,650 0.49% (49) 496 (0.22%) (0.24%) Savings and money market 5,128 0.56% (77) 215 (0.22%) (0.26%) Brokered 275 1.57% 13 55 (0.37%) (0.98%) Time 2,761 1.84% (198) (5) (0.02%) 0.25% Total Deposits 17,121 0.62% (329) 845 (0.15%) (0.12%) Cash Management 428 0.58% 50 59 (0.21%) -0.14% Total Customer Funding $ 17,549 0.62% $ (279) $ 904 -0.15% (0.12%) 32

Non-Interest Income(1) $ Change from Q1 2020 Q4 2019 Q1 2019 Q4 2019 Q1 2019 Actual Actual Actual Actual Actual (in thousands) Wealth management $ 15,055 $ 14,419 $ 13,239 636 1,816 Mortgage banking 6,234 5,076 4,772 1,158 1,462 Consumer banking: Card 4,685 4,991 4,686 (306) (1) Overdraft 4,058 4,750 4,104 (692) (46) Other consumer banking 2,496 2,688 2,587 (192) (91) Total consumer banking 11,239 12,429 11,377 (1,190) (138) Commercial banking: Merchant and card income 5,624 5,841 5,558 (217) 66 Cash management 4,742 4,697 4,361 45 381 Capital markets 5,075 5,939 2,515 (864) 2,560 Other commercial banking 2,978 3,664 2,816 (686) 162 TotalOther commercial service charges banking and fees 18,419 20,141 15,250 (1,722) 3,169 Other 3,651 3,217 2,048 434 1,603 Non-Interest Income before Investment Securities Gains $ 54,598 $ 55,282 $ 46,686 (684) 7,912 33 (1) Excluding investment securities gains.

Non-Interest Expense $ Change from Q1 2020 Q4 2019 Q1 2019 Q4 2019 Q1 2019 Actual Actual Actual Actual Actual (in thousands) Salaries and employee benefits $ 80,228 $ 76,975 $ 77,757 $ 3,253 $ 2,471 Net occupancy 13,486 13,080 12,909 406 577 Data processing and software 11,645 11,468 10,353 177 1,292 Other outside services 7,881 8,215 8,352 (334) (471) Professional 4,202 2,873 3,960 1,329 242 Equipment 3,418 3,475 3,342 (57) 76 FDIC insurance 2,808 2,177 2,609 631 199 Marketing 1,579 1,503 2,160 76 (581) Amortization of tax credit investments 1,450 1,505 1,491 (55) (41) Intangible amortization 132 142 107 (10) 25 Other 15,723 17,561 14,784 (1,838) 939 Total Non-Interest Expense $ 142,552 $ 138,974 $ 137,824 $ 3,578 $ 4,728 34

Non-GAAP Reconciliation Note: The Corporation has presented the following non-GAAP (Generally Accepted Accounting Principles) financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety. Three Months Ended Mar 31 Jun 30 Sep 30 Dec 31 Mar 31 2019 2019 2019 2019 2020 Tangible Common Equity to Tangible Assets (TCE Ratio) (dollars in thousands) Shareholders' equity $ 2,301,019 $ 2,308,798 $ 2,324,016 $ 2,342,176 $ 2,285,748 Less: Intangible assets (535,356) (535,249) (534,178) (535,303) (535,171) Tangible shareholders' equity (numerator) $ 1,765,663 $ 1,773,549 $ 1,789,838 $ 1,806,873 $ 1,750,577 Total assets $ 20,974,649 $ 21,308,670 $ 21,703,618 $ 21,886,040 $ 22,929,859 Less: Intangible assets (535,356) (535,249) (534,178) (535,303) (535,171) Total tangible assets (denominator) $ 20,439,293 $ 20,773,421 $ 21,169,440 $ 21,350,737 $ 22,394,688 Tangible Common Equity to Tangible Assets 8.6% 8.5% 8.5% 8.5% 7.8% 35

Non-GAAP Reconciliation

	Years Ended						Three Months Ended				
	2014	2015	2016	2017	2018	2019	Mar 31 2019	Jun 30 2019	Sep 30 2019	Dec 31 2019	Mar 31 2020
Efficiency ratio											
Non-interest expense	$ 459,246	$ 480,160	$ 489,519	$ 525,579	$ 546,104	$ 567,736	$ 137,824	$ 144,168	$ 146,770	$ 138,974	$ 142,552
Less: Intangible Amortization	(1,259)	(247)	-	-	-	(1,427)	(107)	(107)	(1,071)	(142)	(132)
Less: Amortization of tax credit investments	-	-	-	(11,028)	(11,449)	(6,021)	(1,491)	(1,492)	(1,533)	(1,505)	(1,450)
Less: Loss on redemption of trust preferred securities	-	(5,626)	-	-	-	-	-	-	-	-	-
Less: Prepayment penalty on FHLB advances	-	-	-	-	-	(4,326)	-	-	(4,326)	-	-
Non-interest expense (numerator)	$ 457,987	$ 474,287	$ 489,519	$ 514,551	$ 534,655	$ 555,962	$ 136,226	$ 142,569	$ 139,840	$ 137,327	$ 140,970
Net interest income (fully taxable-equivalent)	$ 532,322	$ 518,464	$ 541,271	$ 598,565	$ 642,577	$ 661,356	$ 166,564	$ 167,796	$ 164,517	$ 162,479	$ 163,970
Plus: Total Non-interest income	167,379	181,839	190,178	207,974	195,525	216,160	46,751	54,315	59,813	55,281	54,644
Less: Investment securities gains	(2,041)	(9,066)	(2,550)	(9,071)	(37)	(4,733)	(65)	(176)	(4,492)	-	(46)
Net interest income (denominator)	$ 697,660	$ 691,237	$ 728,899	$ 797,468	$ 838,065	$ 872,783	$ 213,250	$ 221,935	$ 219,838	$ 217,760	$ 218,568
Efficiency ratio	65.6%	68.6%	67.2%	64.5%	63.8%	63.7%	63.9%	64.2%	63.6%	63.1%	64.5%

	Three Months Ended				
	Mar 31 2019	Jun 30 2019	Sep 30 2019	Dec 31 2019	Mar 31 2020
Return on Average Shareholders' Equity (ROE) (Tangible)					
Net income	$ 56,663	$ 59,779	$ 62,108	$ 47,789	$ 26,047
Plus: Intangible amortization, net of tax	85	85	846	112	104
Net income (numerator)	$ 56,748	$ 59,864	$ 62,954	$ 47,901	$ 26,151
Average shareholders' equity	$ 2,265,097	$ 2,301,258	$ 2,315,585	$ 2,341,397	$ 2,337,016
Less: Average goodwill and intangible assets	(531,767)	(535,301)	(535,184)	(534,190)	(535,214)
Average tangible shareholders' equity (denominator)	$ 1,733,330	$ 1,765,957	$ 1,780,401	$ 1,807,207	$ 1,801,802
Return on average shareholders' equity (tangible), annualized	13.28%	13.60%	14.03%	10.52%	5.84%

36

FULTON FINANCIAL CORPORATION

Peer Group ▪ Atlantic Union Bankshares Corporation ▪ Provident Financial Services, Inc. ▪ BancorpSouth Bank ▪ Trustmark Corporation ▪ Commerce Bancshares, Inc. ▪ UMB Financial Corporation ▪ First Midwest Bancorp, Inc. ▪ Umpqua Holdings Corporation ▪ F.N.B. Corporation ▪ United Bankshares, Inc. ▪ Hancock Whitney Corporation ▪ United Community Banks, Inc. ▪ Investors Bancorp, Inc. ▪ Valley National Bancorp ▪ Northwest Bancshares, Inc. ▪ Webster Financial Corporation ▪ Old National Bancorp ▪ Wintrust Financial Corporation ▪ Prosperity Bancshares, Inc. 37

www.fult.com